================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 15, 2009

                           Lehman ABS Corporation, on
                                   behalf of:

           CORPORATE BACKED TRUST CERTIFICATES, GOODYEAR TIRE & RUBBER
                        NOTE-BACKED SERIES 2001-34 TRUST
           -----------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                       001-31878              13-3447441
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)


                             Lehman ABS Corporation
1271 Avenue of the Americas, New York, New York                    10020
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
                                                   ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

The Corporate Backed Trust Certificates, Goodyear Tire & Rubber Note-Backed Series 2001-34 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by the Series Supplement in respect of the Trust dated as of September 6, 2001, as supplemented by a Supplement to the Series Supplement, dated as of September 19, 2001, and a Second Supplement to the Series Supplement, dated as of October 22, 2001.

The Registrant is a wholly-owned, indirect subsidiary of Lehman Brothers Holdings Inc. ("LBHI"), which filed a voluntary petition (the "Petition") for relief under Chapter 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York on September 15, 2008 in a jointly administered proceeding named In re Lehman Brothers Holdings Inc., et. al. under Case Number 08-13555. LBHI and its wholly-owned broker-dealer, Lehman Brothers Inc., have sold since September 15, 2008 significant businesses, including the sale on September 21, 2008 of the investment banking business to Barclays Capital Inc., which business included the employees who historically conducted the Registrant's business. As a result of the foregoing, the Registrant discontinued its securitization business and the individuals previously involved in such securitization business are no longer employed by the Registrant's affiliates and, accordingly, the Registrant was unable to timely file this Current Report on Form 8-K.

Item 8.01. OTHER EVENTS

On September 15, 2009, a distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Goodyear Tire & Rubber Company, the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). For information on Goodyear Tire & Rubber Company please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under Goodyear Tire & Rubber Company's Exchange Act file number, 001-01927. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by Goodyear Tire & Rubber Company may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or the underlying securities themselves, have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)   The following exhibit is filed as part of this report:

      99.1 Trustee's Distribution Statement to the Corporate Backed Trust Certificates, Goodyear Tire & Rubber Note-Backed Series 2001-34 Certificate Holders for the period ending September 15, 2009.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. In preparing this report the registrant has relied on information provided to it by the Trustee.




Date:  October 1, 2009
       ---------------

                                       Lehman ABS Corporation


                                       By:    /s/ William Fox
                                              -------------------------
                                       Name:  William Fox
                                       Title: Chief Financial Officer,
                                              Controller and Senior Vice
                                              President

                                  EXHIBIT INDEX


Exhibit Number           Description
--------------           -----------

    99.1 Trustee's Distribution Statement to the Corporate Backed Trust Certificates, Goodyear Tire & Rubber Note-Backed Series 2001-34 Certificate Holders for the period ending September 15, 2009